Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated March 7, 2017
to the currently effective Statement of Additional Information (the “SAI”), as may be supplemented from time to time
This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.
Effective January 31, 2017, Security Benefit Life Insurance Company, its subsidiaries, and affiliates are no longer affiliated with Security Investors, LLC, Guggenheim Partners Investment Management, LLC, and Guggenheim Funds Distributors, LLC. Any references to such relationship status between Security Benefit Life Insurance Company (and its subsidiaries and affiliates) and Security Investors, LLC, Guggenheim Partners Investment Management, LLC, and Guggenheim Funds Distributors, LLC are hereby revised accordingly.
Please Retain This Supplement for Future Reference

GF-SAI-SUP-0317x0118